OMB APPROVAL
As filed with the Securities and Exchange Commission on March 20, 2026 Securities Act File No. 333-207814 Investment Company Act File No. 811-23112	OMB Number: 3235-0307 Expires: July 31, 2027 Estimated average burden hours per response 297.7

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 92	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 93

(Check appropriate box or boxes.)

JANUS DETROIT STREET TRUST

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 303-333-3863

Cara Owen

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With Copies to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 17, 2026 at 12:01am Mountain Time pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on _________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on _________ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This post-effective amendment no. 92 under the Securities Act of 1933, as amended, for Janus Detroit Street Trust (the "Trust") relates to the registration of one new series of the Trust, called the Janus Henderson International Equity Enhanced Income ETF.

[ ], 2026

Ticker
Janus Henderson International Equity Enhanced Income ETF	[ ]
Principal Listing Exchange: [ ]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated April 17, 2026

Janus Detroit Street Trust

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson International Equity Enhanced Income ETF ( the “Fund”) of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

Table of Contents

Fund Summary
Janus Henderson International Equity Enhanced Income ETF	2
Additional Information about the Fund
Additional investment strategies and general portfolio policies	8
Risks of the Fund	10
Management of the Fund
Investment adviser	18
Management expenses	19
Portfolio management	19
Other Information	21
Dividends, Distributions and Taxes	22
Shareholder’s Guide
Pricing of fund shares	24
Distribution and servicing fees	25
Payments to financial intermediaries by the Adviser or its affiliates	25
Purchasing and selling shares	26
Excessive trading	28
Shareholder communications	29
Financial Highlights	30

1 | Janus Detroit Street Trust

Fund Summary

Janus Henderson International Equity Enhanced Income ETF

Ticker: [ ]

INVESTMENT OBJECTIVE

Janus Henderson International Equity Enhanced Income ETF seeks current income and long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]
Other Expenses(1)	[ ]
Total Annual Fund Operating Expenses	[ ]

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years
$	[ ]	$	[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities, as well as options on equity securities or options on equity indices. The Fund will typically invest in approximately 40-60 equity securities, including common stocks, preferred stocks, depositary receipts, and other equity related securities. The Fund will primarily invest in dividend-paying equity securities.

The Fund primarily invests in equity securities of companies that are economically tied to countries outside of the United States, including investments in emerging markets. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries outside of the United States; or (iii) a majority of the issuer’s assets are located in one or more countries outside of the United States. The Fund’s investments may be in non-U.S. currency or U.S. dollar.

2 | Janus Henderson International Equity Enhanced Income ETF

The Fund is “actively managed” and does not seek to replicate the composition or performance of an index. In selecting investments for the Fund, portfolio management seeks to identify equity securities of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income. Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, portfolio management believes that focusing on dividend-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks (stocks of well-established, undervalued companies that portfolio management believes offer the potential for income and long-term capital appreciation). Portfolio management may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, there is a change in business strategy or issuer-specific business outlook that affects the original investment case, or if a superior investment opportunity arises. The Fund will also consider selling a security if, in portfolio management’s opinion, the company’s business model no longer meets the investment criteria employed in managing the Fund.

The Fund will also employ an option strategy in which it will opportunistically write (sell) covered call options on certain of the equity securities in the portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined price (exercise price) from the Fund. A premium is the income received by the writer of the option contract. The Fund seeks to lower risk and enhance income by tactically selling short-term call option contracts on some, or all, of the equity securities in the portfolio. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the underlying security beyond the predetermined exercise price in exchange for the premium income received. The Fund is not obligated to continuously cover each individual equity position. When one of the underlying security demonstrates strength or an increase in implied volatility, the Fund identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside.

The Fund is “actively-managed” and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities compared to a fund that is classified as diversified.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Covered Call Strategy Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of an underlying security above the exercise price of the option, but will continue to bear the risk of declines in the value of the underlying security. The premiums received from “writing” options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. In addition, while the options are in effect, the Fund’s ability to sell the underlying securities will be limited. The Fund will have no control over the exercise of an option by the option holder and may lose the benefit from any capital appreciation on the underlying security.

3 | Janus Henderson International Equity Enhanced Income ETF

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.

Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.

Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

●

Asia Risk. The Fund is subject to certain risks associated with Asia and the specific Asian countries in which it invests. Asian issuers increase the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments. In addition, many of the economies of the Asian countries in which the Fund invests are interdependent, which may cause them to experience the impact of such events at the same time. Therefore, the Fund is likely to be more volatile than more geographically diverse funds.

●

Europe Risk. The Fund is subject to certain risks associated with Europe and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.

4 | Janus Henderson International Equity Enhanced Income ETF

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.

Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by midsized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.

Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.

●

Financial Services Sector Risk. To the extent the Fund invests its assets in the financial services sector, the Fund will have exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/ or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. The Fund’s policy of concentrating its portfolio on a smaller number of holdings could result in more volatility in the Fund’s performance and share price.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or settle for cash in an amount based on an underlying reference asset (e.g., an instrument, interest rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. There may at times be an imperfect correlation between the movement in values of options and their underlying securities, causing a given transaction to not achieve its intended objective. If a put

5 | Janus Henderson International Equity Enhanced Income ETF

or call option purchased by the Fund were permitted to expire, its premium payment will represent a loss to the Fund. There is no assurance that a liquid market will exist for any particular option contract at any particular time. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. To the extent the Fund utilizes options on indices, these options may, depending on circumstances, involve greater risks.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If the Fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the NAV and possibly face delisting from [ ] (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

●

Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

●

Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

6 | Janus Henderson International Equity Enhanced Income ETF

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and will be made available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: Faizan Baig, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [ ] 2026 and Ben Lofthouse, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [ ] 2026.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | Janus Henderson International Equity Enhanced Income ETF

Additional Information about the Fund

Additional investment strategies and general portfolio policies

The Fund’s Board of Trustees (the “Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether such Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

On each business day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Information about the premiums and discounts at which the Fund’s shares have traded will be available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent as a complement to the Fund’s principal strategy. Except for the Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Also see the Fund’s SAI for supplemental information on other investments which the Fund may invest and other investment techniques in which the Fund may engage from time to time and related risk of those activities.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). For temporary liquidity and cash management purposes, the Fund may invest in other ETFs that provide exposure to related securities.

Cash Position

The Fund may not always stay fully invested. When portfolio management believes that market conditions are unfavorable for investing, or when portfolio management is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under extraordinary circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

8 | Janus Detroit Street Trust

Derivatives

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets, including securities, currencies, commodities, or indices. These “other assets” are commonly referred to as an “underlying reference asset.” Derivative investments include, but are not limited to, futures contracts; options (including options on swaps); credit default swaps; currency swaps; foreign currency exchange forwards; interest rate swaps; total return swaps; short sales; and other equivalent structured instruments. Losses (or gains) involving derivative instruments can be substantial in part because a relatively small price movement in a derivative instrument can result in a substantial loss (or gain) for the Fund.

Derivative instruments may also be used individually or in combination together to mitigate the Fund’s portfolio from adverse price movements in securities, interest rates, and/or currencies. Portfolio management will evaluate the expected risks and rewards of each derivative instrument to ensure it is consistent with such Fund’s investment objective, strategies, and risks.

Emerging Markets

Within the parameters of their specific investment policies, certain Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries consist of countries included in either the MSCI Emerging Markets Index, and/or the International Monetary Fund’s list of Emerging and Developing Economies. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

ESG Integration

As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.

Exchange-Traded Funds

ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the NAV of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Adviser will earn fees both from such Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Nondiversification

Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as attractive opportunities in pursuing the investment objective and

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strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

Options

A “call option” on a security gives the buyer of the call option the right to buy, and the writer of the call option the obligation to sell, the security at any time prior to the call option’s expiration. A “put option” on a security gives the buyer of the put option the right to sell, and the writer of the put option the obligation to buy, the security at any time prior to the put option’s expiration. The premium paid by the buyer to the writer of an option is compensation for the writer undertaking the obligations specified in the option. Portfolio management may elect to purchase and/or write put or call options on securities and other financial instruments individually (as described above) or in combination as further described below.

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Options on Indices. Put and call options on indices are similar to options on individual securities except that all transaction settlements are in cash. No “basket” of individual securities making up the constituents of the referenced index in the option is delivered between the parties to an option on an index. Any gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions on behalf of the Fund. Changes may be made to the Fund’s portfolio, consistent with such Fund’s investment objective and policies, when portfolio management believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of portfolio management.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus. The “Financial Highlights” section of this Prospectus will show the Fund’s historical turnover rates once available.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lend their securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Other Types of Investments

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of such Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective.

Risks of the Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the

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Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Affiliated Underlying Fund Risk. The Adviser may invest in certain affiliated funds as investments for the Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by the Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in the Fund. The Adviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of such Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds with respect to such Fund’s investment in such fund, less certain operating expenses.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Covered Call Strategy Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of an underlying security above the exercise price of the option, but will continue to bear the risk of declines in the value of the underlying security. The premiums received from “writing” options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. In addition, while the options are in effect, the Fund’s ability to sell the underlying securities will be limited. The Fund will have no control over the exercise of an option by the option holder. A number of factors may influence the option holder’s decision to exercise an option, including the value of the underlying security, price volatility, dividend yield, and interest rates. To the extent that these factors increased the value of a call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.

Derivatives Risk. Derivative transactions typically involve leverage and may experience significant volatility. It is possible that an investment in a derivative instrument will result in a loss greater than the principal amount invested, and/or the Fund may not be able to close out a derivative instrument at a favorable time or price. Typical risks associated with derivative instruments include, but are not limited to: (i) the potential for the derivative instrument not to have the effect portfolio management anticipated or a different or less favorable effect than portfolio management anticipated; (ii) possible mispricing or improper valuation of the derivative instrument; (iii) imperfect correlation in the value of a derivative with the underlying reference asset, interest rate, or index; (iv) the risks specific to the derivative instrument’s underlying reference asset, interest rate, or index; (vi) the absence of a liquid secondary trading market, (vii) exogenous developments unrelated to a derivative instrument, and/or (viii) a decline in the credit quality of a counterparty to a derivative instrument, a failure of a counterparty to perform its obligations, and/or a failure of a counterparty to return collateral to the Fund in the event of its insolvency. To the extent that the Fund invests in derivatives instruments, the Fund may be more exposed to these risks than a fund that does not invest in derivative instruments. Each of these risks may prevent portfolio management from achieving its intended investment return and may increase the volatility of the Fund’s overall return.

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Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.

Emerging Markets Risk. The Fund invests in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries consist of countries included in either the MSCI Emerging Markets Index, and/or the International Monetary Fund list of Emerging and Developing Economies. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Emerging market countries in which the Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.

Equity Securities Risk. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. There can be no guarantee that all relevant ESG Factors will be identified and considered. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different or inconsistent methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require the Fund to modify or alter its investment process and/or how it discloses its consideration of ESG Factors which could result in increased compliance costs or risks to the Fund.

Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop

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or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

The ETFs in which the Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.

Foreign Exposure Risk. The Fund may invest in foreign securities, including securities located in emerging markets, that are traded on a U.S. securities exchange. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the performance of the Fund’s foreign securities holdings may depend on structural or macroeconomic factors in addition to the performance of a particular company. These factors include:

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Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Fund’s ability to buy affected securities or force the Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.

Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

●	Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

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Geographic Concentration Risk. To the extent that the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

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Asian Investments Risk. Exposure to investments in Asian countries investing in the Asian region may involve additional risks due to currency fluctuations and region-specific social, political, and regulatory developments. These risks can also arise from other factors that may be more pronounced in certain Asian countries. A fund with a focus on Asian issuers may be more affected by developments that impact the fiscal stability of individual countries or the region as a whole, which can lead to greater volatility in a portfolio performance when compared to a fund with broader international exposure.

The region includes countries at varying stages of economic and political development, which may result in conditions such as inflation, currency restrictions, and illiquid securities markets. Political instability and protectionist measures may also negatively affect investment outcomes. Asian countries’ concentration in fewer industries and economic interdependence among those countries increase the regions vulnerability to exogenous shocks.

Growth Securities Risk. Growth securities are those issued by companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Growth securities may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in market value. The prices of growth securities may be more volatile than those of other types of investments and can decline rapidly and significantly in reaction to negative news. Growth securities may underperform value securities and other types of assets as well as the overall stock market. Under certain market conditions, growth securities have performed better during the later stages of economic recovery, although there is no assurance that they will continue to do so. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. Growth securities may go in and out of favor over time, which could affect the performance of the Fund.

Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments in companies in a particular industry or economic sector may increase such Fund’s exposure to industry and sector risk. As the Fund’s portfolio becomes more concentrated, such Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

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Financial Services Sector Risk. To the extent the Fund invests its assets in the financial services sector, the Fund will have exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/ or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk. Portfolio management may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are relatively less liquid or illiquid. Also, portfolio management may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be

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readily sold at the desired time or price, portfolio management may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent portfolio management from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that portfolio management invests in other securities exempt from certain registration requirements that are deemed to be illiquid investments.

Market Capitalization Risk. To the extent the Fund focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations may go in and out of favor based on market and economic conditions.

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Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.

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Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

Returns from small- and mid-sized capitalization stocks may trail returns from the overall stock market. Small- and mid-sized capitalization stocks may go through cycles of doing better or worse than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time.

Market Risk. The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.

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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact the Fund. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant and negative impacts on the United States and broader global economy and the markets for certain securities and commodities.

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New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Nondiversification Risk. The Fund is classified as nondiversified under the 1940 Act, and therefore may hold a greater percentage of their assets in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified.

Operational Risk. An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its NAV, process fund orders, execute portfolio trades, or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Implementation of business continuity plans by the Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Options Risk. The Fund’s successful use of options depends on the ability of the portfolio management to correctly forecast market movements. If the price of the underlying reference asset does not rise (in the case of a call option) or fall (in the case of a put option) to an extent sufficient to cover the option premium, the Fund will lose part or all of its investment in the option. The effective use of options also depends on the Adviser’s ability to terminate option positions at times when the Adviser deems it desirable to do so. When the Fund purchases an option, it runs the risk that it will lose the entire premium payment. When the Fund sells an option, it may create investment leverage. Options are also generally subject to the same risks involved with the Fund’s use of derivatives.

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Options on Securities and Indices Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Portfolio Management Risk. The Fund is actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to achieve its investment objective or produce the intended results. Although the Fund seek to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” return. The Fund may underperform benchmark indices or other funds with similar investment objectives.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

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Secondary Market Trading Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. However, the Fund’s shares may trade on a national securities exchange at prices above or below their most recent NAV. The “market price” for a share of the Fund fluctuates continuously throughout the national securities exchange’s trading day and is based on supply and demand for the Fund’s shares. The market price of the Fund’s shares may not track the Fund’s NAV, which is only calculated at the end of each business day.

A potential investor in the Fund will likely also incur the cost of the “spread” (the difference between the bid price and the ask price for a share of the Fund). The spread varies over time for a share of the Fund. This cost is generally smaller for a fund with significant daily trading volumes and larger for funds with smaller daily trading volumes.

Additionally, during a “flash crash,” the market price of the Fund’s shares may decline suddenly and significantly, resulting in the Fund’s shares trading at a substantial discount to its NAV. Such a decline may not reflect the performance of the Fund’s securities holdings. Flash crashes may also cause APs and other market makers to limit or cease trading in Fund shares, which may result in a further increase in the variance between market prices of the Fund’s shares and their NAV. Shareholders could suffer significant losses to the extent that they sell Fund shares during a flash crash.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market which may subject the Fund to additional costs. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral. It is possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

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Management of the Fund

Investment adviser

Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolios and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund. In addition, the Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Henderson Investors UK Limited (“JHIUKL”), pursuant to which one or more Janus Henderson employees, acting for JHIUKL, may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Janus Henderson International Equity Enhanced Income ETF on behalf of the Adviser.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Adviser to the Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and the Adviser. As a result, the closing of the Transaction will cause the current advisory agreement to terminate automatically in accordance with its terms. On February 11, 2026, the Trustees approved a new advisory agreement with the Adviser. The current advisory agreement and the new advisory agreement were approved by the Fund’s sole shareholder on [ ], 2026.

The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940 (the “1940 Act”)) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

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Management expenses

The Fund uses a unitary fee structure, under which the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson International Equity Enhanced Income ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the Fund’s semiannual financial statements (for the period ending April 30) located in Form N-CSR. You can request the Fund’s annual or semiannual financial statements (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. This information will also be made available, free of charge, at janushenderson.com/info.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the Fund’s report (for the period ending April 30) located in Form N-CSR.

Expense Limitation

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees, and fees paid to the distributor). The fee waiver agreement will remain in effect at least until February 28, 2027. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.

Portfolio management

Janus Henderson International Equity Enhanced Income ETF

Co-Portfolio Managers Faizan Baig and Ben Lofthouse jointly are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Faizan Baig, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [ ]2026. Mr. Baig is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Henderson Investors in 2015 as a research analyst. Mr. Baig holds a Bachelor of Engineering degree in Electrical and Electronic Engineering from University College London. He holds the Chartered Financial Analyst designation.

Ben Lofthouse, CFA, is Head of Global Equity Income of Janus Henderson Investors, which he has co-managed since inception in [ ] 2026. Mr. Lofthouse is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2004 as a research analyst. Mr. Lofthouse holds a Bachelor of Arts (Hons) degree in Business Economics from Exeter University. He holds the Chartered Financial Analyst designation.

Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of his individual ownership in the Fund, is included in the Fund’s SAI.

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Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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Other Information

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Dividends, Distributions and Taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders [monthly]. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund

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shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December, and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your financial intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

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Shareholder’s Guide

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you may incur brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the Exchange under the trading symbol [ ] for Janus Henderson International Equity Enhanced Income ETF. Share prices are reported in dollars and cents per share.

APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund’s SAI.

Pricing of fund shares

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of ETFs) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

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Distribution and servicing fees

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund (“12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.

Payments to financial intermediaries by the Adviser or its affiliates

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making Janus Henderson funds available to their clients for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Adviser, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Fund’s SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the

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Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchasing and selling shares

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged.

The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Fund’s SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Business Day with respect to the Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or the bond market closes earlier than normal (or on days when the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Fund’s SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name,

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date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand for shares of the Fund.

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Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s premium/ discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) will be available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1) (G) of the 1940 Act.

Under the 1940 Act, purchases or acquisitions by the Fund of shares issued by registered investment companies (including other ETFs) and business development companies (“BDCs”) and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

Excessive trading

Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. APs are authorized to purchase and redeem Fund shares directly with the Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in-kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, the Fund requires APs to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

Fund website & availability of portfolio holdings information

Each Business Day, the Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on the Business Day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. A complete schedule of the Fund’s portfolio holdings is also available semiannually and annually in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

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Shareholder communications

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law. In addition, your financial intermediary or plan sponsor is also responsible for providing annual and semiannual reports. Please contact your financial intermediary or plan sponsor to obtain these reports.

You may also obtain copies of the Fund’s annual and semiannual reports, SAI and other information, such as the Fund’s financial statements (when available), free upon request by calling Janus Henderson at 1-800-668-0434 or you can access and download these documents at the Fund’s website: janushenderson.com/info.

The Fund’s fiscal year ends October 31st.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial Highlights

No financial highlights are presented for the Fund since the Fund is new.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Fund’s Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements (as they become available) are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund is available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

[ ], 2026

	Ticker	Listing Exchange
Janus Henderson International Equity Enhanced Income ETF	[ ]	[ ]

 Subject to Completion

Preliminary Statement of Additional Information Dated April 17, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson International Equity Enhanced Income ETF (the “Fund”), which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Preliminary Prospectus dated April 17, 2026, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Fund has not commenced operations as of the date of this SAI and therefore did not have financial information to report for the Trust’s October 31 fiscal year end. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434.

Table of Contents

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2
Investment Adviser	19
Custodian, Transfer Agent, and Certain Affiliations	24
Portfolio Transactions and Brokerage	25
Shares of the Trust	29
Securities Lending	38
Income Dividends, Capital Gains Distributions, and Tax Status	39
Trustees and Officers	44
Principal Shareholders	52
Miscellaneous Information	53
Shares of the Trust	53
Shareholder Meetings	53
Voting Rights	53
Investments By Other Investment Companies	54
Independent Registered Public Accounting Firm	54
Registration Statement	54
Financial Statements	55
Appendix A – Proxy Voting Policy and Procedures	56

Classification, Investment Policies and Restrictions,
and Investment Strategies and Risks

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about the Fund, which operates as an actively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions and/or cash (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on [ ] (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and generally, in exchange for portfolio investments and a Cash Component. The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by Janus Henderson Investors US LLC (the “Adviser”) with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be significantly reduced.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creation and Redemption of Creation Units” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) if the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11, under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) if the Fund fails to meet certain continuing listing standards of the Listing Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for at least 30 consecutive trading days; or (iv) if any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its investment objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The 1940 Act classifies funds as either diversified or nondiversified. The Fund is classified as nondiversified.

ADVISER

Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

(1) Invest 25% or more of the value of its net assets in any particular industry or group of industries (other than U.S. Government securities, including those issued or guaranteed by U.S. Government agencies, instrumentalities or authorities, and securities of other investment companies).

(2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(3) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(4) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5) Borrow money, except as permitted under the 1940 Act, the rules or regulations thereunder or other governing statute, or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, or otherwise as permitted by the SEC or other regulatory agency with authority over the Fund. This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(6) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees of the Trust (the “Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6) The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Any delay in repayment to the lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund’s policies on investing in particular industries, the Fund utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The Fund may change any source used for determining industry classifications and sub-classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

A discussion of the principal strategies and risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Strategy,” “Principal Investment Risks,” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investments in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on uninvested cash include U.S. treasury securities, domestic commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds (including private funds operating as money market funds that are not registered under the 1940 Act) (refer to “Investment Company Securities”).

For temporary defensive purposes, the Fund may invest a portion of its assets in cash or other short-term instruments.

Concentration Risk

To the extent the Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.

Confidential Information

With respect to certain transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where the Adviser receives material, nonpublic information about the issuers of securities that may be held in the Fund’s holdings, the Adviser’s ability to trade in these securities for the account of the Fund could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling a security that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because the Fund becomes a creditor of an issuer when holding a security, the Adviser may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors.

Additionally, such participation may subject the Fund to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

Cyber Security Risk

The Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the Adviser, custodians, transfer agents, sub-administrators, and financial intermediaries) may subject the Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers or their service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyber-attacks and exacerbate the risks.

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may invest in American Depositary Shares (“ADSs”), which are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer. The entire issuance is called an ADR and the individual shares are referred to as ADSs.

Derivative Instruments

A derivative is a financial instrument whose performance is derived from the performance of another, underlying asset.

Subject to its investment objective and policies, the Fund may use derivative instruments for hedging purposes (to manage and mitigate risks associated with an investment, currency exposure, or market conditions), to manage duration (i.e., sensitivity of the portfolio to changes in interest rates), or to seek to enhance returns or earn income by, for example, using put or call options to receive income based on portfolio management’s view of the future direction of interest rates, credit or a specific currency.

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty Risk. Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on the Fund, which can result in losses that greatly exceed the amount originally invested by the Fund.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index Risk. Index risk is the risk that the derivative linked to the performance of an index, will also be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty risk.

In an effort to mitigate counterparty risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Fund in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Fund.

The Fund may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, the Adviser and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.

Risk of Government Regulation. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.

Pursuant to Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Fund is required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is approved by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Fund is not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Fund will continue to do so for other instruments as required under applicable federal securities laws.

In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks and securities convertible or exchangeable into common stock.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

ESG Exclusions Policy

The Adviser has adopted a firmwide environmental, social, and governance (“ESG”) exclusions policy that generally applies to the accounts it manages, including the Fund. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in securities of issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.

Exchange-Traded Funds

The Fund may invest in affiliated or unaffiliated ETFs to gain exposure to a particular portion of the market, to assist with cash management, and/or for other purposes. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Fund’s adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Foreign Securities

The Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These risks may include:

Currency Risk. As long as the Fund holds a foreign currency-denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency-denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. The Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.

Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, trade disputes, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory and Transaction Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. In addition, costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

Trade Disputes. Countries that are economically dependent on large import or export sectors may be adversely affected by trade disputes with key trading partners, tariffs imposed on goods and services, and protectionist monetary policies generally. An economic slowdown in a country’s export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imports to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in U.S. dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of the Fund to decline.

Investment Company Securities

From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Fund may invest in other investment companies beyond these statutory limits to the extent the Fund abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.

To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying Janus Henderson funds or investment vehicles in which the Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund generally compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential.

As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an ETF or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Issuer Concentration

The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. A portfolio of a small number of issuers may also have elevated risks to changes in general economic conditions, cyclical market patterns, adverse labor relations, political events, obsolescence of technologies, and increased competition that may negatively affect the profitability or viability of an issuer. The Fund’s investment strategy to concentrate its portfolio on a smaller number of holdings could result in more volatility in the Fund’s performance and share price.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Operational Risk

An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Special Operational Risk considerations concerning the use of Artificial Intelligence. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact the services provided to the Fund by its service providers. For example, service providers to the Fund (including, without limitation, the Fund’s investment adviser, fund accountant, custodian, or transfer agent) may use and/or expand the use of AI Technologies in their business operations. The challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors. Actual usage of AI Technologies by the Fund’s service providers will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

Options on Securities, Securities Indices & Foreign Currencies

The Fund may write (sell) call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

Call Options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before a certain date in the future (“the expiration date”). Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on the expiration date or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option.

If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price, and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option.

The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

Put Options. A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date.

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Options on Foreign Currency. The Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium and related transaction costs.

Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. Options on currency may also be used for cross–hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency. The Fund may also seek to increase total return when portfolio management anticipates that the currency will appreciate or depreciate in value.

In addition to using options for the hedging purposes, the Fund is permitted to use options on currency to seek to increase total return. The Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone.

Options on Securities Indices. The Fund may also write (sell) call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.

In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Closing Purchase Transactions. The Fund may terminate its obligations under a call or put option by purchasing a “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses.

Option Transaction Risk

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if portfolio management is incorrect in its expectation of securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of portfolio management to manage the degree of correlation between the options and securities (or currency) markets. If portfolio management is incorrect in its expectation the Fund may incur losses that it would not otherwise incur.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange–traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund must sell the underlying securities to purchasers of the options if the options are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with financial intermediaries who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that financial intermediary participating in such transactions will not fulfill their obligations.

The writing of options could increase the Fund’s portfolio turnover rate and, therefore, increase associated brokerage commissions or spreads.

Regulatory Changes and Market Events and Risks

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other future government interventions into the economy and financial markets may not work as intended.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States have adopted and/or are considering the adoption of more protectionist trade policies. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect the global economy in ways that cannot be presently foreseen.

The value and liquidity of the Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which the Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of the Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Securities Lending

The Fund may lend its securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed one-third of the Fund’s total assets.

Approved borrowers are financial institutions that meet the Fund’s securities lending program requirements, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned on the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

To the extent the Fund engages in securities lending, there is the risk of a delay in recovering loaned securities. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund.

The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Fund’s securities lending agent. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the affiliated cash management vehicle. Additionally, the investment adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.

U.S. Government Securities

The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities.

U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities, Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. They may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, the investment style and/or outlook of portfolio management, or due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

As of the date of this SAI, portfolio turnover rates are not available for the Fund because the Fund is new.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The ETF Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of the Adviser, ALPS Distributors, Inc. (“ALPS” or the “Distributor”), or any affiliated person of the Adviser or ALPS, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. Item (iii) above does not preclude the provision of portfolio holdings information not available to other current or prospective Fund shareholders to certain Entities to the extent such information is necessary to facilitate Creation Unit transactions. These “Entities” are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements. Each business day, the Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the Listing Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings as Required by Applicable Law. The Fund’s portfolio holdings will be available semiannually and annually in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. The Fund’s Form N-CSR and Form N-PORT filings will be available on the SEC’s website at http://www.sec.gov.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Adviser, ALPS and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate in consultation with the Fund’s Chief Compliance Officer or a designee, that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the ETF Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties.

Investment Adviser

INVESTMENT ADVISER – JANUS HENDERSON INVESTORS US LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”), a global asset manager. Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Fund’s Advisory Agreement continues in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

In rendering investment advisory services to the Fund, the Adviser may use services provided by Janus Henderson Investors UK Limited (“JHIUKL”), a foreign (non-U.S.) affiliate of the Adviser. One of more JHIUKL employees may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Fund. The responsibilities of both the Adviser and JHIUKL , under the participating affiliate arrangement, are documented in a memorandum of understanding between the two entities.

On December 22, 2025, JHG, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and the Adviser. As a result, the closing of the Transaction will cause the current advisory agreement to terminate automatically in accordance with its terms. On February 11, 2026, the Trustees approved a new advisory agreement with the Adviser. The current advisory agreement and the new advisory agreement was approved by the Fund’s sole shareholder on [ ], 2026.

The Adviser has received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

The Adviser also provides certain administration services necessary for the operation of the Fund, including, but not limited to, the preparation of prospectuses.

The Fund pays a monthly Management Fee to the Adviser for its services. The fee is based on the daily net assets of the Fund and is calculated at the following annual rate.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson International Equity Enhanced Income ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

As of the date of this SAI, no Management Fees were paid because the Fund is new.

EXPENSE LIMITATIONS

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of the Fund’s assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees, and fees paid to the distributor). The fee waiver agreement will remain in effect at least until February 28, 2027. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.

As of the date of this SAI, no Management Fees were waived because the Fund is new.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY THE ADVISER OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making Janus Henderson funds available to their clients or for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. The Adviser or its affiliates make payments to one or more intermediaries for operational and/or platform set-up and maintenance fees on a per fund basis, often referred to as Committee on Uniform Security Identification Procedures (“CUSIP”) fees. Payments made by the Adviser and its affiliates to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser or its affiliates, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Adviser, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings varies from one intermediary to another and may change from time to time. [As of February 28, 2026, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs are E*Trade Securities LLC; Fidelity Brokerage Services LLC; The Guardian Life Insurance Company of America; LPL Financial LLC; Morgan Stanley Smith Barney, LLC; National Financial Services LLC; Park Avenue Securities LLC; Pershing LLC; Raymond James Financial Services, Inc.; and Raymond James & Associates, Inc.] Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, the Adviser or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means), and the CUSIP and fund setup fees in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of Janus Henderson funds. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT THE ADVISER

The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

To mitigate this potential conflict, the Adviser has procedures that prohibit portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser’s senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing affiliated money market funds, and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of ETFs, hedge funds, private funds, and other Janus Henderson financial products managed by the Adviser. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and other Janus Henderson financial products. The Trustees intend to address any such conflicts as deemed appropriate.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Janus Henderson Personal Code of Ethics

The Adviser currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment and Other Benefits Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser’s personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund’s shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund’s shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all the Adviser personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Fund. In addition, the Adviser’s personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances the Adviser personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICY AND PROCEDURES

The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policies and procedures, including specific voting guidelines, are included in Appendix A of this SAI and are also available at janushenderson.com/proxyvoting.

The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.

Custodian, Transfer Agent, and Certain Affiliations

JPMorgan Chase Bank, N.A. (“JP Morgan” or the “Custodian”), 383 Madison Avenue, New York, NY 10179 is the custodian of the domestic securities and cash of the Fund. JP Morgan is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to JP Morgan certain responsibilities for such assets, as permitted by Rule 17f-5. JP Morgan and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. JP Morgan also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

JP Morgan also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with the Adviser, on behalf of the Fund. The Adviser may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, the Adviser pays JP Morgan a fee based on a percentage of the Fund’s assets, and a flat fee, for certain services. The Adviser serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. The Adviser does not receive any additional compensation, beyond the unitary fee, for serving as administrator. Pursuant to agreements with the Fund, J.P. Morgan Securities LLC, an affiliate of JP Morgan, may execute portfolio transactions for the Fund, including but not limited to, in connection with cash in lieu transactions (as described under Fund Deposit and Redemption of Creation Units).

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1000, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Henderson Distributors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, and a member of FINRA, may provide marketing and promotional services on behalf of the Fund. Janus Henderson Distributors US LLC does not receive any compensation from the Fund or ALPS for such services.

Portfolio Transactions and Brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Fund, solely upon the direction of portfolio management. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.

The Adviser selects broker-dealers for the Fund as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Brokers may include Authorized Participants and/or market makers for the Fund. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Fund or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.

The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement, as discussed below, the research services provided by a broker-dealer.

The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

As applicable, the Fund generally buys and sells fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for the Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.

The Adviser unbundles equity commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts.

Funds that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.

The Adviser has client commission agreements (“CCAs”) and, for certain funds, RCC Agreements (“RCCAs”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.

The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until the Fund’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that the Fund’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.

The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.

The Adviser intends that all client equity transactions will be included within its CCAs and RCCAs, except to the extent the Adviser manages a strategy in which portfolio management solely uses market data or in which portfolio management and the clients are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.

The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.

The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.

The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.

The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.

The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.

In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e) or under FCA regulation, as applicable. Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e) or FCA regulation, the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.

Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.

The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with the Fund for fixed-income securities, with accounts subject to the Employee Retirement Income Security Act of 1974 or where prohibited by client restrictions.

The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets, ESG jurisdictional requirements, and/or cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.

Funds may from time to time participate in initial public offerings (“IPOs”) or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a fund, such as a new fund, has only affiliated shareholders, such as portfolio management or an adviser, and the fund wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund and thus may not be eligible to participate in the offering. Funds may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Indication Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts based on portfolio management’s participation in such IPO Indication Group based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one fund can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved by an Asset Class Head or a delegate. A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by the Adviser to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.). Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of portfolio management with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.

As of the date of this SAI, the Fund did not own any securities of its regular broker-dealer (or parents) because the Fund is new.

Shares of the Trust

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and the Adviser may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The Rule 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by the Adviser with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Janus Henderson website.

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund may consist of cash or securities (plus an amount of cash). If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of “Deposit Securities” and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Adviser makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into a Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into a Participant Agreement with more than a small number of DTC Participants. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first Business Day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before [12:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders)], Eastern time on any Business Day in order to receive that day’s NAV, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Adviser) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the

Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Adviser make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund redeems Creation Units in-kind plus any Cash Amount due or entirely in cash.

In-Kind Redemption Method

The Adviser will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

With an in-kind redemption, the proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security, and reserves the right to redeem entirely in cash. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

When partial or full cash redemptions of Creation Units are authorized by the Fund, a custom redemption will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before [12:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders)], Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any time, only a limited number of broker-dealers will have a Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1”). Further, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are utilized by the Fund, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Costs Associated with Creation and Redemption Transactions

The standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Adviser may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charges an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Adviser based on analysis of historical transaction cost data and the Adviser’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows as of the date of this SAI (i) the Standard Fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

Fund Name	Standard Fee*	Maximum Total Transaction Fee**
[3.00%] (Create)
Janus Henderson International Equity Enhanced Income ETF	[ ]	[2.00%] (Redeem)

*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the Standard Fee.

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit, or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). A Custom Basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Fund and its shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within one Business Day after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s Distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, N.A. acts as securities lending agent and custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, and perform other custodian functions in accordance with the Securities Lending Agreement.

Income Dividends, Capital Gains Distributions, and Tax Status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This summary assumes that investors hold shares of the Fund as capital assets (within the meaning of the Internal Revenue Code). This summary does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise specifically indicated below. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Additional information regarding the frequency of the Fund’s distribution of dividend payments from net investment income can be found at janushenderson.com/info.

Fund Taxation

The Fund intends to qualify as a regulated investment company as such term is defined under Subchapter M of the Internal Revenue Code (a “regulated investment company”). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment. Even if the Fund qualifies as a regulated investment company in a taxable year, the Fund will generally be subject to federal income tax on its undistributed investment company taxable income and net tax-exempt income (if any) at the applicable corporate tax rate.

A non-deductible U.S. federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In certain circumstances, such as if the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, the Fund must distribute to shareholders, in each taxable year, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. If the Fund holds securities in such a passive foreign investment company, it may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such securities, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections (if available) permitted by the Internal Revenue Code. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. Tax treaties between the countries of such foreign securities and the U.S. may reduce or eliminate such foreign taxes. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The Fund may invest in foreign securities and may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

If the Fund elects to invest in REIT equity securities, such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in Real Estate Mortgage Investment Conduits (“REMICs”). Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a non-U.S. investor (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact the Fund’s performance.

For taxable years beginning after December 31, 2017, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulations enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund or disqualification of the Fund as a regulated investment company.

U.S. Shareholder Taxation

For purposes of this discussion, “U.S. shareholder” shall mean a beneficial owner of the shares of the Fund that is a United States person, as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, other than a partnership. U.S. shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income.

In addition, if the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income.

Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate U.S. shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Fund’s corporate U.S. shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of the Fund distributions and to determine whether you will need to file a tax return.

If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a U.S. shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the U.S. shareholder of such shares. If the Fund produces income primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions declared by the Fund during October, November, or December to U.S. shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its U.S. shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a U.S. shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the U.S. shareholder with respect to such shares. Any loss a U.S. shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the U.S. shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the U.S. shareholder’s sale or exchange of the shares. In such case, the U.S. shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a U.S. shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Investors

Non-U.S. investors (shareholders that are beneficial owners of the shares of the Fund that are not “United States persons,” as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, or partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund and about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a United States person (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code).

Under Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied on currently, such withholding is not required unless final regulations provide otherwise. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Trustees and Officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of [ ] series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015).	[ ]

Chairman, Clough Global Dividend and Income Fund (closed-end fund) (since April 2024), Chairman, Clough Global Opportunities Fund (closed-end fund) (since April 2024), Chairman, Clough Global Equity Fund (closed-end fund) (since April 2024), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017) and Independent Trustee, Global X Funds (investment company) (since 2018). Formerly, Chairman, Clough Funds Trust (investment company) (2016-2023), Independent Trustee, Clough Funds Trust (2015-2023).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Executive Director, National Association of Corporate Directors Colorado Chapter (since 2024); Principal, Maureen Upton Ltd. (consulting services to multinational companies) (since 2017).	[ ]	Independent Director, Cascadia Minerals Ltd. (mineral exploration company); Independent Director, ATAC Resources Ltd. (mineral exploration company) (since 2022).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015).	[ ]	Director, West Travis County Municipal Utility District No. 6. (municipal utility) (since 2020). Formerly, Director, State Farm Bank (banking) (2014-2021).
Interested Trustee
Gregory R. Trinks** 151 Detroit Street Denver, CO 80206 DOB: 1977	Trustee	7/24-Present	Head of US Product, Janus Henderson Investors (since 2023); Formerly, Managing Director, UBS Wealth Management USA, (2002-2022).	[ ]

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Gregory Trinks is an Interested Trustee because of his employment with Janus Henderson Investors.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nicholas Cherney 151 Detroit Street Denver, CO 80206 DOB: 1981	President and Chief Executive Officer	10/22-Present

Head of Innovation at Janus Henderson Investors (since 2023), Head of Exchange Traded Products at Janus Henderson Distributors US LLC, Velocity Shares Holdings Inc. (since 2019). Formerly, Head of Exchange Traded Products Janus Henderson Indices LLC (2019-2023).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust (July 2020-December 2022), and Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Cara Owen 151 Detroit Street Denver, CO 80206 DOB: 1981	Vice President, Secretary and Chief Legal Officer	1/23-Present

Senior Legal Counsel of Janus Henderson Investors US LLC (since 2021). Formerly, Assistant Secretary of the Trust and Clayton Street Trust (2021-2023); and Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (2019-2021) (fund administrator).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	1/23-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime at Invesco Ltd. (2017-2022).
Jay Mensah 151 Detroit Street Denver, CO 80206 DOB: 1994	Assistant Secretary	10/24-Present

Legal Counsel of Janus Henderson Investors US LLC (since 2024). Formerly, Associate, Morgan Lewis & Bockius LLP (law firm) (2022-2024); Associate, Finn Dixon & Herling LLP (law firm)(2021-2022); Associate Counsel, CBRE Global Investors (asset management firm) (2020–2021).

J. Tison Cory 151 Detroit Street Denver, CO 80206 DOB: 1969	Assistant Secretary	1/23-Present	Senior Legal Manager of Janus Henderson Investors US LLC (since 2020).
Dawn Cotten 151 Detroit Street Denver, CO 80206 DOB: 1977	Assistant Treasurer	7/23-Present

Director – Head of Fund Oversight of Janus Henderson Investors US LLC (since 2023). Formerly, Client Solutions Group Director, S&P Global (financial data information provider) (2022-2023); and Senior Vice President SS&C ALPS (fund administrator) (2017-2022).

Allen Welch 151 Detroit Street Denver, CO 80206 DOB: 1974	Assistant Treasurer	2/16-Present	Director, Head of Fund Tax of Janus Henderson Investors US LLC (since 2017).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and determined that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Maureen T. Upton: Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber: Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden: Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

Gregory Trinks: Service as a senior executive at Janus Henderson Investors and experience as a senior executive in the financial services industry.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of the Adviser and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with the Adviser and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with the Adviser. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to the Adviser with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (i) the number of funds overseen and the various investment objectives of those funds; (ii) the distribution model of the Fund, and (iii) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, among other considerations. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the funds in the complex.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended October 31, 2025
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Oversees the Adviser as valuation designee and reviews reports on fair valuation determinations and valuation methodologies regarding securities and investments held by the Fund pursuant to valuation procedures established by the Adviser and approved by the Board of Trustees, reviews other matters related to the pricing of securities, and approves changes to the valuation procedures.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended October 31, 2025
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees the Adviser’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by the Adviser and the Fund’s service providers, as deemed appropriate from time to time. The Board and its Committees will analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee considers valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board is apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and also discusses matters related to the Fund’s compliance policies and procedures.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

Since the Fund is new, the Trustees did not own shares of the Fund as of the date of this SAI. The last column of the following table reflects each Trustee’s aggregate dollar range of securities of all funds advised by the Adviser and overseen by the Trustees (collectively, the “Janus Henderson Funds”) as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	Over $100,000
Maureen T. Upton	None	Over $100,000
Jeffrey B. Weeden	None	Over $100,000
Interested Trustee
Gregory Trinks(1)	None	Over $100,000

(1)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, the Adviser pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an

“interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by the Adviser to each Independent Trustee for the fiscal year ending October 31, 2025. None of the Independent Trustees receives any pension or retirement benefits from the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$64,000	$127,500
Maureen T. Upton, Trustee	$64,000	$127,500
Jeffrey B. Weeden, Trustee	$64,000	$127,500
Interested Trustee
Gregory Trinks, Trustee(3)	$0	$0

(1)	As of October 31, 2025, there were 15 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus Henderson trusts comprised of 18 portfolios as of October 31, 2025.
(3)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

JANUS HENDERSON Portfolio Management

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by portfolio management as of [  ]. For any co-managed Fund or account, the assets reflect total fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Faizan Baig	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]
Ben Lofthouse	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]

Material Conflicts

As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Fund because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts.

A conflict of interest between the Fund and other clients, including one or more funds, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

Investments made by the Fund and results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund.

The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with substantially similar strategies for any holdings, risk, or performance dispersion or unfair treatment.

The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are generally allocated to client accounts in proportion to the order subject to certain exceptions. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION

The following describes the structure and method of calculating portfolio management’s compensation as of the date of this SAI.

Portfolio management is compensated for managing the Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.

Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.

Base Salary

Base salary is determined by the individual’s manager.

The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation

Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool.

The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:

●	consistent short-term and long-term performance (i.e., one-, three-, and five-year performance);

●	client support; and

●	investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.

Deferrals

All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or fund units.

Deferral arrangements are reviewed periodically to ensure they remain aligned with:

●	Janus Henderson’s business strategy, associated time horizons and risk appetite;

●	competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and

●	emerging regulatory practice.

Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

Since the Fund is new, the Fund’s portfolio management did not own shares of the Fund as of the date of this SAI.

Principal Shareholders

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor or the Adviser (or an affiliate) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

Miscellaneous Information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers [  ] series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

Shares of the Trust

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its agent and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. From time to time, other broker dealers making markets in shares of the Fund may execute similar, standalone agreements resulting in irrevocable assignment of proxy voting rights to the Adviser (or an affiliate), to the extent that such broker dealer beneficially owns Fund shares. The Distributor intends to vote such shares in accordance with its written supervisory procedures. The Adviser (or its affiliate) intends to vote such shares either by voting in proportion to the votes of other shareholders on a given matter (echo vote) or abstain from voting.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds.

Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Investments By Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for the purpose of Section 12(d)(1)(G) of the 1940 Act.

Independent Registered Public Accounting Firm

[  ], the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and performs tax services for the Fund.

Registration Statement

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial Statements

As of the date of this SAI, the Fund has not commenced operations. Therefore, no financial statements are available for the Fund.

Appendix A – Proxy Voting Policy and Procedures

Proxy Voting Policy and Procedures

Last Review Date: September 2025

Contents

1	Overview	58
1.1	Policy Statement	58
1.2	Key Principles	58
1.3	Scope	58
1.4	Roles and Responsibilities	58
1.5	References	59
2	Additional Definitions	59
3	Proxy Voting Procedures	59
3.1	Voting Generally	59
3.2	Abstentions	60
3.3	Funds of Funds	60
3.4	Conflicts of Interest	61
4	Reporting, Oversight and Recordkeeping	61
4.1	Client and Regulatory Reporting	61
4.2	Proxy Voting and Proxy Voting Service Oversight	62
4.3	Record Retention	62
5	Amendments	62
Proxy Voting Guidelines		62
Directors and Boards		63
Auditors and Accounting Issues		65
Compensation Issues		65
Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		66
Environmental and Social Issues		67
Miscellaneous, Administrative and Routine Items		68
Proposals Outside the Guidelines		68

1 OVERVIEW

1.1 Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2 Key Principles

●	Janus Henderson Investors will vote proxies in the best interest of each client.
●	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
●	Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
●

Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.

●	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3 Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors, Privacore Capital, and Janus Henderson Emerging Markets Private Investments Ltd.

1.4 Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.

Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.

1.5 References

Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act

Rule 239.15 et seq. of the Investment Company Act

Employee Retirement Income Security Act of 1974 (ERISA)

Commission Delegated Regulation (EU) No 231/2013, Article 37

Commission Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6

CSSF Regulation 10-04, Article 23

UN Principles for Responsible Investment

IMAS Singapore Stewardship Principles

SFC Principles of Responsible Ownership

FRC UK Stewardship Code

2 Additional Definitions

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, Janus Henderson Investors US LLC, and Tabula Investment Management Limited.1

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures

3.1 Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

[1]

Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable while Tabula Investment Management Limited has adopted Janus Henderson Investors US LLC’s Proxy Voting Policy and Procedures.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2 Abstentions

Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

3.3 Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4 Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping

4.1 Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.

[2]	Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

A complete copy of the Policy is available at www.janushenderson.com.

4.2 Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3 Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

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Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

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Monitoring the effectiveness of the company’s governance practices and making changes as needed; Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

●	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
●	Ensuring a formal and transparent board nomination and election process;
●	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
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Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

●	Monitoring the quality of relationships with key stakeholders; and
●	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

●	they attend less than 75% of the board and committee meetings without a valid excuse;
●	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
●	they are not responsive to advisory votes on executive compensation matters;
●	they fail to provide appropriate oversight of company’s risk management practices;
●	they are non-independent directors and sit on the audit, compensation or nominating committees;
●	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
●	they are audit committee members and the non-audit fees paid to the auditor are excessive;
●	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
●	they serve as directors on an excessive number of boards;
●	they are compensation committee members and the company has poor compensation practices;
●	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

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they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

●	they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders
●	the company employs a capital structure with unequal voting rights; and/or
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).

[3]	Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

●	the auditor has a financial interest in or association with the company and is therefore not independent;
●	fees for non-audit services are excessive;
●	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;
●	the auditor is being changed without explanation; or
●	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

●	The overall potential cost of the scheme, including the level of dilution;
●	The issue price of share options relative to the market price;
●	The use of performance conditions aligning the interests of participants with shareholders;
●	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
●	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

●	provide for re-pricing of underwater options;
●	provide for automatic replenishment (“evergreen”) or reload options;
●	create an inconsistent relationship between long term share performance and compensation increases; and/or
●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

●	requiring executive officers and directors to hold a minimum amount of stock in the company;
●	requiring stock acquired through exercised options to be held for a certain period of time; and
●	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances – Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization – Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans – Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.

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janushenderson.com/info

151 Detroit Street
Denver, Colorado 80206-4805
1-800-668-0434

PART C – Other Information

ITEM 28. Exhibits

Exhibit (a) – Articles of Incorporation

(a)(1)	Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the Securities and Exchange Commission (the “SEC”) on February 18, 2016.

(a)(2)	Certificate of Amendment to the Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)(a)	Amended Schedule A, dated October 16, 2025, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(a) to Post-Effective Amendment No. 75 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 10, 2025.

Exhibit (b) – By-laws

(b)(1)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (c) – Instruments Defining Rights of Security Holders

(c)(1)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(c)(2)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (d) – Investment Advisory Contracts

(d)(1)	Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated May 30, 2017, is incorporated herein by reference as Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(1)(a)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated January 22, 2026, is incorporated herein by reference as Exhibit (d)(1)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (e) – Underwriting Contracts

(e)(1)	Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated April 16, 2018, is incorporated herein by reference as Exhibit (e)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(1)(a)	Amendment to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated January 22, 2026, dated January 22, 2026, is incorporated herein by reference as Exhibit (e)(1)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)

Exhibit (g) – Custodian Agreements

(g)(1)	Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (g)(1) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(g)(1)(a)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated October 16, 2025, is incorporated herein by reference as Exhibit (g)(1)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (h) – Other Material Contracts

(h)(1)	Administration Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated February 22, 2016, is incorporated herein by reference as Exhibit (h)(1) to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)	Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(2) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(2)(a)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated January 22, 2026, is incorporated herein by reference as Exhibit (h)(2)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

(h)(3)	Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(3) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(3)(a)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated January 22, 2026, is incorporated herein by reference as Exhibit (h)(3)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

(h)(4)	Form of Securities Lending Agreement by and among Janus Detroit Street Trust and JPMorgan Chase Bank, N.A., dated June 11, 2021, is incorporated herein by reference as Exhibit (h)(4) to Post-Effective Amendment No. 64 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2025.

(h)(4)(a)	Amendment to Securities Lending Agreement by and among Janus Detroit Street Trust and JPMorgan Chase Bank, N.A., dated June 17, 2025, for each series listed therein, is incorporated herein by reference as Exhibit (h)(4)(a) to Post-Effective Amendment No. 69 to the Trust's Registration Statement, filed on Form N-1A with the SEC on July 21, 2025.

(h)(5)	Form of Fund of Funds Investment Agreement is incorporated herein by reference as Exhibit (h)(8) to Post-Effective Amendment No. 49 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 28, 2022.

(h)(5)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson AAA CLO ETF, is incorporated herein by reference as Exhibit (h)(5) to Post-Effective Amendment No. 88 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(6)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Corporate Bond ETF, is incorporated herein by reference as Exhibit (h)(6) to Post-Effective Amendment No. 88 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(7)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Mortgage-Backed Securities ETF, is incorporated herein by reference as Exhibit (h)(7) to Post-Effective Amendment No. 88 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(8)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Short Duration Income ETF, is incorporated herein by reference as Exhibit (h)(8) to Post-Effective Amendment No. 88 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(9)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for each series listed therein, is incorporated herein by reference as Exhibit (h)(9) to Post-Effective Amendment No. 88 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(10)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson AA-A CLO ETF, is incorporated herein by reference as Exhibit (h)(13) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (i) – Legal Opinion

(i)(1)	Opinion and Consent of Fund Counsel, dated February 15, 2016, is incorporated herein by reference as Exhibit (i)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(i)(2)	Opinion and Consent of Fund Counsel, dated June 6, 2016, is incorporated herein by reference as Exhibit (i)(2) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(i)(3)	Opinion and Consent of Fund Counsel, dated November 15, 2016, is incorporated herein by reference as Exhibit (i)(3) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 16, 2016.

(i)(4)	Opinion and Consent of Fund Counsel, dated December 2, 2016, is incorporated herein by reference as Exhibit (i)(4) to Post-Effective Amendment No. 16 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 5, 2016.

(i)(5)	Opinion and Consent of Fund Counsel, dated September 12, 2018, is incorporated herein by reference as Exhibit (i)(5) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(i)(6)	Opinion and Consent of Fund Counsel, dated October 15, 2020, is incorporated herein by reference as Exhibit (i)(6) to Post-Effective Amendment No. 37 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on October 16, 2020.

(i)(7)	Opinion and Consent of Fund Counsel, dated June 18, 2021, is incorporated herein by reference as Exhibit (i)(7) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(i)(8)	Opinion and Consent of Fund Counsel, dated September 2, 2021, is incorporated herein by reference as Exhibit (i)(8) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(i)(9)	Opinion and Consent of Fund Counsel, dated January 6, 2022, is incorporated herein by reference as Exhibit (i)(9) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(i)(10)	Opinion and Consent of Fund Counsel, dated November 2, 2023, is incorporated herein by reference as Exhibit (i)(10) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(i)(11)	Opinion and Consent of Fund Counsel, dated August 8, 2024, is incorporated herein by reference as Exhibit (i)(11) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

(i)(12)	Opinion and Consent of Fund Counsel, dated September 12, 2024, is incorporated herein by reference as Exhibit (i)(12) to Post-Effective Amendment No. 60 to the Trust’s Registration Statement, filed on Form N-1A with SEC on September 16, 2024.

(i)(13)	Opinion and Consent of Fund Counsel, dated November 7, 2024, is incorporated herein by reference as Exhibit (i)(13) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

(i)(14)	Opinion and Consent of Fund Counsel, dated January 30, 2025, is incorporated herein by reference as Exhibit (i)(14) to Post-Effective Amendment No. 63 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 3, 2025.

(i)(15)	Opinion and Consent of Fund Counsel, dated July 17, 2025, is incorporated herein by reference as Exhibit (i)(15) to Post-Effective Amendment No. 69 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 21, 2025.

(i)(16)	Opinion and Consent of Fund Counsel, dated August 14, 2025, is incorporated herein by reference as Exhibit (i)(16) to Post-Effective Amendment No. 70 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 18, 2025.

(i)(17)	Opinion and Consent of Fund Counsel, dated February 12, 2026, is incorporated herein by reference as Exhibit (i)(17) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (j) – Other Opinions (Not Applicable)

Exhibit (k) – Omitted Financial Statements (Not Applicable)

Exhibit (l) – Initial Capital Agreements (Not Applicable)

Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Distribution and Shareholder Servicing Plan, dated September 12, 2018, is incorporated herein by reference as Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(m)(1)(a)	Amendment to Distribution and Shareholder Servicing Plan, dated January 22, 2026, is incorporated herein by reference as Exhibit (m)(1)(a) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (n) – Rule 18f-3 Plan (Not Applicable)

Exhibit (o) – Reserved

Exhibit (p) – Codes of Ethics

(p)(1)	ALPS Distributors, Inc. Code of Ethics, dated April 1, 2023, is incorporated herein by reference as Exhibit (p)(1) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(p)(2)	Janus Henderson Code of Ethics, dated January 1, 2026, is incorporated herein by reference as Exhibit (p)(2) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (q) – Power of Attorney

(q)(1)	Pursuant to Powers of Attorney, dated October 24, 2024, is incorporated herein by reference as Exhibit (q)(1) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

ITEM 29. Persons Controlled by or Under Common Control with Registrant

In addition to serving as the investment adviser of Janus Detroit Street Trust, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Clayton Street Trust and Janus Detroit Street Trust also serve as officers of Janus Aspen Series and Janus Investment Fund. Nonetheless, Janus Detroit Street Trust takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30. Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, member of the Trust’s advisory board, officer or employee of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred. Indemnification will not be provided to a Covered Person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that such Covered Person did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) may be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated September 9, 2025), which information from such schedule is incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Income Credit Strategies Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Arrowmark Financial Corp., Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, Diameter Dynamic Credit Fund, Eagle Point Defensive Income Trust, Eagle Point Enhanced Income Trust, EA Series Trust (Cambria Series), ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Investment Managers Series Trust II (Alternative Access-Advised Fund), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidal Trust II (Cambria Series), Thornburg ETF Trust, Thrivent ETF Trust, Trust for Professional Managers (PT Asset Management Series), USCF ETF Trust, USVC Venture Capital Access Fund, Valkyrie ETF Trust II, Wasatch Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with the Funds
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell**	Vice President and Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not Applicable.

ITEM 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, and 520 Newport Center Drive, Suite 1420, Newport Beach, CA 92660; Janus Henderson Investors US LLC, 17 Old Kings Hwy S, Suite 100, Darien, CT 06820; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, 3576 Moline Street, Aurora, Colorado 80010; ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; BNP Paribas Financial Services, 720 S. Colorado Boulevard, Suite 8005, Denver, CO 80246; JPMorgan Chase Bank, National Association, 383 Madison Avenue, 11th Floor, New York, New York 10179 and 70 Fargo Street, Boston, MA 02110.

ITEM 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 20th day of March, 2026.

JANUS DETROIT STREET TRUST

By:	/s/ Nicholas Cherney
Nicholas Cherney, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person(s) in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nicholas Cherney	President and Chief Executive Officer	March 20, 2026
Nicholas Cherney	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	March 20, 2026
Jesper Nergaard

Clifford J. Weber*	Chairman and Trustee	March 20, 2026
Clifford J. Weber

Gregory R. Trinks*	Trustee	March 20, 2026
Gregory R. Trinks

Maureen T. Upton*	Trustee	March 20, 2026
Maureen T. Upton

Jeffrey B. Weeden*	Trustee	March 20, 2026
Jeffrey B. Weeden

/s/ Jesper Nergaard
*By:	Jesper Nergaard
Attorney-in-Fact

*	Pursuant to Powers of Attorney, dated October 24, 2024, is incorporated herein by reference as Exhibit (q)(1) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
None